Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of MedSource Technologies, Inc. on Form 10-K for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Richard J. Effress, Chairman of the Board of Directors and Chief Executive Officer of MedSource certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSource.

Dated:  September 17, 2002

                                               /s/ Richard J. Effress
                                               ---------------------------------
                                               Richard J. Effress
                                               Chairman of the Board and Chief
                                                Executive Officer